Exhibit 99.1

INVESTOR RELATIONS: John Merriwether, 866-248-3872 InvestorRelations@amctheatres.com MEDIA CONTACTS: Ryan Noonan, (913) 213-2183 rnoonan@amctheatres.com

FOR IMMEDIATE RELEASE

AMC ENTERTAINMENT HOLDINGS INC. APPOINTS ADAM ARON AS CHAIRMAN
OF THE BOARD & CEO AND PHILIP LADER AS LEAD DIRECTOR

Adam Aron retains his position as CEO, along with newly being named Chairman of the Board of the AMC Entertainment Board of Directors

Ambassador Phillip Lader becomes Lead Director of the AMC Entertainment Board of Directors

As previously announced, current non-executive Chairman of the Board, Lin Zhang, and Mao Jun (John) Zeng, both of Wanda, officially step down from AMC’s Board of Directors following Wanda’s sale of most of its AMC shares

LEAWOOD, KANSAS - (July 21, 2021) – AMC Entertainment Holdings Inc., (NYSE:AMC), the largest theatrical exhibitor in the United States, in Europe & the Middle East and in the world, announced that it has named Adam Aron, CEO and President of AMC since 2016, as its Chairman of the Board. As Aron will serve both as Chairman and CEO of AMC, the Board has selected Ambassador Philip Lader to serve as its Lead Director.

Aron has served AMC as CEO and President and as a member of the Board of Directors since January of 2016. In this role and as the face of AMC, Aron has overseen the Company’s transformative growth into becoming the largest theatrical exhibitor in the United States, in Europe & the Middle East and in the world. His most recent focus has been on guiding AMC through the complexities of the coronavirus pandemic. Aron has significant business and executive experience, having led as CEO five different companies in five different industries for more than 20 years. He has served continuously since 1988 on numerous corporate Boards.

Aron received a bachelor of arts degree cum laude from Harvard College, and a master’s of business administration degree with distinction from the Harvard Business School.

Ambassador Philip Lader, now Lead Director of AMC, joined its Board as an independent director in July of 2019. Ambassador Lader is a Senior Advisor to Morgan Stanley Institutional Securities. He was the U.S. Ambassador to the Court of St. James’s, and served in President Clinton’s Cabinet as Administrator of the U.S. Small Business Administration, along with having been White House Deputy Chief of Staff, Assistant to the President, and Deputy Director of the Office of Management & Budget. In business, he has been Chairman of WPP plc (which includes Ogilvy & Mather, J. Walter Thompson, Young & Rubicam, Grey, Group M, Kantar, Hill & Knowlton, and Burson-Marsteller, among other companies in 124 countries). Previously, he was Executive Vice President of Sir James Goldsmith’s US holdings (including America’s then-largest private landholdings) and President of Sea Pines Company (developer/operator of large-scale resort communities), universities in South Carolina and Australia, and Business Executives for National Security. He has also served on the boards of Lloyds of London, Marathon Oil, AES, Songbird (Canary Wharf), and RAND Corporation.

Ambassador Lader’s education includes Duke, Michigan, Oxford and Harvard Law School, and he has been awarded honorary doctorates by 14 universities. He was awarded the Benjamin Franklin Medal by The Royal Society for Arts, Manufactures & Commerce for his contributions to trans-Atlantic relations.

The new appointments for Aron and Lader follow the expected resignations from the AMC Board of Lin Zhang and Mao Jun (John) Zeng. Both are senior executives of China’s Wanda Group. Wanda was the controlling shareholder of AMC between 2012 and 2020, and recently sold most of its AMC shares.

Regarding the announcements, Adam Aron commented: “First, I want to express my deepest and sincerest thanks to Lin Zhang and Mao Jun Zeng for their contributions to AMC’s success and for their many years of service as members of AMC’s Board of Directors. Their support, guidance and true friendship has been extremely important to me. Additionally, I am grateful to the full AMC Board for their confidence in my continuing leadership. And it goes without saying that I eagerly look forward to working with Phil Lader in his new role as Lead Director of the Board, as well as with all of our distinguished and talented Board members.”

Ambassador Lader commented: “Adam's leadership and my board colleagues' commitment to AMC's shareowners, guests and employees demonstrate our fundamental belief in movie theaters' incalculable contributions to international commerce, culture and understanding. As an avid movie-goer and film industry enthusiast as well as corporate director, I look forward to AMC's continued resilience and a bright future for movie-goers."

The full AMC Entertainment Holdings, Inc. Board of Directors now includes:

Adam M. Aron – Chairman of the Board and CEO; former CEO of each of Starwood Hotels and Resorts Worldwide Inc., the NBA’s Philadelphia 76ers, Vail Resorts and Norwegian Cruise Line, as well as having been the chief marketing officer of both United Airlines and Hyatt Hotels & Resorts

Howard W. 'Hawk' Koch, Jr. – Movie producer, principal at The Koch Company, former president of the Academy of Motion Picture Arts and Sciences

Philip Lader - Senior Advisor to Morgan Stanley Institutional Securities; formerly served as the U.S. Ambassador to the Court of St. James’s, Administrator of the U.S. Small Business Administration, White House Deputy Chief of Staff, Assistant to the President and Deputy Director of the U.S. Office of Management & Budget. Also former Chairman of WPP plc

Gary F. Locke – Trade consultant and owner of Locke Global Strategies; formerly served as Governor of Washington, U.S. Secretary of Commerce, and the U.S. Ambassador to the People’s Republic of China

Kathleen M. Pawlus – Retired partner of Ernst and Young, LLP having served as the Chief Financial Officer and Chief Operating Officer of its Global Assurance practice

Anthony J. Saich – Director of the Ash Center for Democratic Governance and Innovation as well as Daewoo Professor of International Affairs at Harvard University’s Kennedy School of Government

Adam J. Sussman – President of Epic Games; former Chief Digital Officer of Nike, Inc.

Lee E. Wittlinger – Managing Director of Silver Lake; formerly an investment banker at Goldman Sachs in its Technology, Media and Telecommunications Group

About AMC Entertainment Holdings, Inc.

AMC is the largest movie exhibition company in the United States, the largest in Europe and the largest throughout the world with approximately 950 theatres and 10,500 screens across the globe. AMC has propelled innovation in the exhibition industry by: deploying its Signature power-recliner seats; delivering enhanced food and beverage choices; generating greater guest engagement through its loyalty and subscription programs, web site and mobile apps; offering premium large format experiences and playing a wide variety of content including the latest Hollywood releases and independent programming. For more information, visit www.amctheatres.com.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the Annual Meeting of stockholders (the “Annual Meeting”) of AMC Entertainment Holdings, Inc. (“AMC” or the “Company”). This communication does not constitute a solicitation of any vote or approval. In connection with the Annual Meeting, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 16, 2021 regarding the business to be conducted at the Annual Meeting. The Company may also file other documents with the SEC regarding the business to be conducted at the Annual Meeting. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS THERETO, IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING.

Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at www.investor.amctheatres.com copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 12, 2021 (the “2021 Form 10-K”). To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s 2021 Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements we make regarding the impact of COVID-19, future attendance levels and our liquidity. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, and the impact to its business and financial condition of, and measures being taken in response to, the COVID-19 virus, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result in AMC seeking an in-court or out-of-court restructuring of its liabilities; the potential impact of AMC’s existing or potential lease defaults; the impact of the COVID-19 virus on AMC, the motion picture exhibition industry, and the economy in general, including AMC’s response to the COVID-19 virus related to suspension of operations at theatres, personnel reductions and other cost-cutting measures and measures to maintain necessary liquidity and increases in expenses relating to precautionary measures at AMC’s facilities to protect the health and well-being of AMC’s customers and employees; AMC’s significant indebtedness, including its borrowing capacity and its ability to meet its financial maintenance and other covenants; the manner, timing and amount of benefit AMC receives under the CARES Act or other applicable governmental benefits and support; the impact of impairment losses; motion picture production and performance; AMC’s lack of control over distributors of films; intense competition in the geographic areas in which AMC operates; increased use of alternative film delivery methods or other forms of entertainment; shrinking exclusive theatrical release window; AMC Stubs A-List not meeting anticipated revenue projections; general and international economic, political, regulatory and other risks; limitations on the availability of capital; AMC’s ability to refinance its indebtedness on favorable terms; availability of financing upon favorable terms or at all; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in the Company’s 2021 Form 10-K filed with the SEC, and the risks, trends and uncertainties identified in its other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

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Source: AMC Entertainment Holdings